SEPTEMBER 11, 2018

SUPPLEMENT TO

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JULY 31, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the following changes to Class R3, R4 and R5 shares effective November 1, 2018: (1) reclassifying the administrative service fees as sub-transfer agency fees, a component of the overall transfer agency fee; and (2) changing the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement (i.e. the Specified Amount set forth in the transfer agency agreement). Effective November 1, 2018, the new Specified Amount for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively. Accordingly, in the section entitled “Your Expenses” in the summary section for each of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders Global Strategic Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders US Small Cap Opportunities Fund and Hartford Schroders US Small/Mid Cap Opportunities Fund in the above referenced Statutory Prospectus, the following is added to the “Total other expenses” footnote in the Annual Fund Operating Expenses table:

Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee. In addition, the new Specified Amount (i.e. the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement) for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively, effective November 1, 2018.

(2)	Under the heading “Classes of Shares – Choosing A Share Class,” the following footnote is added to the table next to “Administrative Services Fee”:

(3) Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee.

 This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7416	September 2018